Note 22 - Eersteling - Disposal Group Held For Sale (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Statement Line Items [Line Items]
Property, plant, and equipment		$ 214
Trade and other receivables		80
Cash and cash equivalents		2
Assets held for sale		296
Rehabilitation provision		602
Trade and other payables		7
Liabilities associated with assets held for sale		$ 609	[1]

[1]	The Group initially applied IFRS 16 on January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. There was no cumulative effect of initially applying IFRS 16 to recognise in retained earnings at the date of initial application.